Trade accounts receivable	12 Months Ended
Dec. 31, 2019
Trade accounts receivable.
Trade accounts receivable

19    Trade accounts receivable

Accounting policy

Trade accounts receivable are amounts due from customers for goods sold in the ordinary course of the Company’s business.

Trade accounts receivable are recognized initially at fair value and subsequently measured at:

(i)

Fair value through profit or loss when related to the Company’s accounts receivable portfolio that is included in a true sale program whereby the Company, at its discretion, can discount certain outstanding trade accounts receivables and receive payments in advance. The program is used to meet short-term liquidity needs. Trade accounts receivable within this program are derecognized since the contractual rights to receive the cash flows of the assets are transferred to the counterparty.

(ii)

Fair value through profit or loss when related to sales that are subsequently adjusted to changes of LME prices. These accounts receivable do not meet the solely payments of principal and interest (SPPI) criteria because there is a component of commodity price risk that modifies the cash flows that otherwise would be required by the sales contract.

(iii)	Amortized cost using the effective interest rate method, less impairment, when the receivable does not meet the aforementioned classification.

Credit risk can arise from non-performance by counterparties of their contractual obligations to the Company. To ensure an effective evaluation of credit risk, management applies procedures related to the application for credit granting and approvals, renewal of credit limits, continuous monitoring of credit exposure in relation to established limits and events that trigger requirements for secured payment terms. As part of the Company’s process, the credit exposures with all counterparties are regularly monitored and assessed.

The Company applied the IFRS 9 simplified approach to measure the impairment losses for trade accounts receivable. This approach requires the use of the lifetime expected credit losses on its trade accounts receivable measured at amortized cost. To calculate the lifetime expected credit losses the Company used a provision matrix and forward-looking information. The additions to impairment of trade accounts receivable are included in selling expenses. Trade accounts receivable are generally written off when there is no expectation of recovering additional cash.

(a)     Composition

	2019	2018
Trade accounts receivable	175,948	174,931
Related parties	3,620	963
Impairment of trade accounts receivable	(2,337)	(2,690)
	177,231	173,204

(b)     Changes in impairment of trade accounts receivable

	2019	2018
Balance at the beginning of the year	(2,690)	(2,146)
Additions	(805)	(1,238)
Reversals	1,085	428
Foreign exchange gains (losses)	73	266
Balance at the end of the year	(2,337)	(2,690)

(c)     Analysis by currency

	2019	2018
Brazilian Real	26,817	39,000
US Dollar	149,348	133,689
Other	1,066	515
	177,231	173,204

(d)     Aging of trade accounts receivable

	2019	2018
Current	150,134	146,064
Up to 3 months past due	26,810	28,366
From 3 to 6 months past due	135	455
Over 6 months past due	2,489	1,009
	179,568	175,894
Impairment	(2,337)	(2,690)
	177,231	173,204